UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 30, 2025 (July 24, 2025)

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

707 W. 700 South, Suite 1 Woods Cross, UT 84087
(Address of principal executive offices) (zip code)

(424) 394-1090
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On July 24, 2025, Foreland Refining Corporation (“Foreland”), our wholly-owned subsidiary, issued a secured promissory note in the principal amount of $1,000,000 (“Note”) to KF Business Ventures, LP (“KFBV”) a copy of which is attached hereto as Exhibit 99.1.  In connection with the issuance of the Note, we issued: (i) five hundred thousand (500,000) shares of our common stock to KFBV, and (ii) warrants to purchase up to 2,000,000 shares of our common stock at an exercise price of $0.70 per share for a period of five years from the note issuance date, a copy of which is attached hereto as Exhibit 99.2, as an additional incentive to enter into the Note with Foreland.  The Note bears interest at a rate of thirty percent (30%) per annum and matures on November 24, 2025.  As security for the Note, our wholly-owned subsidiary, 2020 Resources LLC (“2020 Resources”), entered into a security agreement (“Security Agreement”) with KFBV on July 24, 2025, a copy of which is attached hereto as Exhibit 99.3, and the Company and 2020 Resources entered into a guaranty agreement (“Guaranty Agreement”) with KFBV, a copy of which is attached hereto as Exhibit 99.4.  Additionally, the Company agreed to extend the term of all previous warrants issued to KFBV until July 24, 2029.

The foregoing is only a summary of the Note, Warrant, Security Agreement and Guaranty Agreement, each of which is attached hereto as an exhibit to this Form 8-K.

Section 9 – Financial Statements and Exhibits.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.
99.1	Secured Promissory Note issued by Foreland Refining Corporation to KF Business Ventures, LP dated July 24, 2025
99.2	Warrant issued to KF Business Ventures, LP dated July 24, 2025
99.3	Security Agreement between 2020 Resources LLC and KF Business Ventures, LP dated July 24, 2025
99.4	Guaranty Agreement between the Company, 2020 Resources LLC and KF Business Ventures, LP dated July 24, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Quarry Inc.

Dated: July 30, 2025	By: /s/David Sealock
Name:David Sealock
Title:Chief Executive Officer